[FRONT COVER]





                           Met Investors Series Trust

                      J.P. Morgan Enhanced Index Portfolio


                                 Class A Shares

                                   Prospectus

                                February 12, 2001

     Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                Table of Contents

                                                                           Page




INTRODUCTION................................................................3
         Understanding the Trust............................................3
         Understanding the  Portfolio......................................3
                             =========
 THE PORTFOLIO.............................................................4
  =============
          Investment Summary...............................................4
           ==================
                  J.P. Morgan Enhanced Index Portfolio....................6
                                                                          =
         Additional Investment Strategies................................ 10
                                                                           =
         Management...................................................... 12
                                                                           =
                  The Manager............................................ 12
                                                                           =
                  The  Adviser............................................13
                        =======                                            =
YOUR INVESTMENT.......................................................... 15
                                                                           =
         Shareholder Information......................................... 15
                                                                           =
         Dividends, Distributions and Taxes.............................. 15
                                                                           =
         Sales and Purchases of Shares................................... 16
                                                                           =
FINANCIAL HIGHLIGHTS..................................................... 18
                                                                           =
FOR MORE INFORMATION...............................................Back Cover

INTRODUCTION

         Understanding the Trust


         Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of twenty-three managed investment portfolios or mutual funds. Only one of those Portfolios, the J.P. Morgan Enhanced Index Portfolio, is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


Investing Through a Variable Insurance Contract


         Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts that were offered by MetLife on or before April 30, 2001 ("Contracts").

         As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

         The prospectus or disclosure document for the Contract shows the investment options available to you. Please read this Prospectus carefully . It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

         The Portfolio's investment objective is very similar to certain publicly available mutual funds that are managed by the same investment adviser. The Portfolio in this Prospectus is not one of those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees, and different asset sizes.


[SIDE BAR:

         Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.]


         Understanding the  Portfolio

         After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks and past performance.

 THE PORTFOLIO

          Investment Summary

 The Portfolio's summary discusses the following :
  ===


o        Investment Objective

                  What is the Portfolio's investment goal?

o        Principal Investment Strategy

                  How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

o        Primary Risks

                  What are the specific risks of investing in the Portfolio?

o        Past Performance

                  How well has the Portfolio performed over time?


         [SIDE BAR: The Portfolio in this Prospectus is a mutual fund: a pooled investment that is professionally managed and that gives you the opportunity to participate in financial markets. The Portfolio strives to reach its stated investment objective, which can be changed without shareholder approval. As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective.

         In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

         [SIDE BAR: The Portfolio's Adviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive fixed income yield opportunities, when the issuer's investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions, or for other investment reasons.]

         The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

 A NOTE ON FEES

         As an investor in the Portfolio, you will incur various operating costs, including management expenses. You also will incur fees associated with the Contracts which you purchase. Detailed information about the cost of investing in the Portfolio is presented in the "Annuity Policy Fee Table" section of the accompanying prospectus for the Contracts through which Portfolio shares are offered to you.

         The Contracts may be sold by banks. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

[Left Side:]

                      J.P. Morgan Enhanced Index Portfolio

Investment Objective:

         To provide long-term growth of capital and income.

Principal Investment Strategy:


         The Portfolio is an actively managed portfolio of medium- to large-capitalization equity securities that seeks to outperform the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), consistent with reasonable investment risk. Ordinarily, the Portfolio pursues its investment objective by investing substantially all of its total assets in dividend-paying common stock.


         The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the stock of large- and medium-sized companies typically represented by the S&P 500 Index. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Portfolio is highly diversified and will typically hold approximately 300 stocks.

         Portfolio sector weightings will generally equal those of the S&P 500 Index. In selecting securities, the Adviser will emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry, or the stock markets in general as a result of a market decline, poor economic conditions or tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

         The Adviser uses a dividend discount model to rank companies within economic sectors according to their relative value and then separates them into quintiles by sector. The Portfolio will normally be comprised, based on the dividend discount model, of stocks in the first three quintiles. As a guideline, the Adviser seeks to achieve gross income for the Portfolio equal to at least 75% of the dividend income generated on the stocks included in the S&P 500 Index.

         In addition, the Portfolio may lend up to 33 1/3% of its portfolio securities.

[Right side:]

Primary Risks:


         The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return on the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


o        Market risk


         The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

         Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.


o        Market capitalization risk


         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.


o        Investment style risk


         Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

         Finally, the risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

         Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from its objective, which are not described here.


Past Performance

         The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both tables assume reinvestment of dividends and distributions. Note that the results in each table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

         The performance shown below for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund (Large Cap Stock Portfolio, a series of Cova Series Trust) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

         The bar chart below shows you the Portfolio's performance for each full calendar year since its inception (5/1/96) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                 ------------- ----------- ------------ -------------
                 33.25%        32.31%      17.64%       -11.55%






                 97            98          99           00
                 ------------- ----------- ------------ -------------

                         High Quarter: 4th -1998 + 22.93

                         Low Quarter: 3rd - 1998 - 9.85%

         The table below compares the Portfolio's average annual compounded total returns for the 1-year period and from inception through 12/31/00 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large - and medium - sized publicly traded companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                  Average Annual Total Return as of 12/31/00
              -------------- --------------- -- -------------------

                                                      Since

                                 1 Year             Inception

              -------------- --------------- -- -------------------

Portfolio                       -11.55%               17.18%
S&P 500 Index                    -9.10%               18.04%
---------------------------- --------------- -- ------------------- ------------

[SIDE BAR:

         Portfolio Management:

o        J.P. Morgan Investment Management Inc.


                  see page  13
                             =


o        For financial highlights


                  see page  19]
                             ==

         Additional Investment Strategies

         In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

         Depositary Receipts. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

         These instruments are subject to market risk and to foreign investment risk which includes risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.


         These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         Foreign markets may be less liquid and more volatile than U.S. markets.


         Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.


         Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.


 Defensive Investments

         Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


Portfolio Turnover


         The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a low turnover rate of less than 100%. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio.

         Management


         The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.


The Manager


     Met Investors Advisory Corp. (formerly known as Security First Investment Management Corp.) (the "Manager"), 610 Newport Center Drive, Suite 1400, Newport Beach, California 92660, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fee of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

         As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of 0.60% of the first $50 million of the average daily net assets plus 0.55% of such assets over $50 million .


Expense Limitation Agreement


         In the interest of limiting expenses of the Portfolio until February, 2002, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") are limited to 0.65% of daily net assets.

         The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.


         The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


The  Adviser

         Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser.

         The Trust and the Manager have filed an exemptive application requesting an exemptive order from the Securities and Exchange Commission that will permit the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for the existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of the existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in a proxy statement. The exemptive order would also permit disclosure of fees paid to multiple unaffiliated advisers of the Portfolio on an aggregate basis only. There is no assurance that the Securities and Exchange Commission will grant the Trust's and the Manager's application.

         The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036, a wholly-owned subsidiary of J.P. Morgan & Co., Incorporated, is the Adviser for the J.P. Morgan Enhanced Index Portfolio of the Trust. The Adviser and its affiliates had approximately $373 billion under management as of September 30, 2000.



o Nanette Buziak, Vice President of the Adviser. Ms. Buziak is a portfolio manager in the Adviser's Structured Equity Group with responsibility for the daily implementation and maintenance of structured equity portfolios. Prior to joining J.P. Morgan in 1997, Ms. Buziak spent four years at First Marathon America, Inc., where she traded Convertible Bond Arbitrage and Stock Index Arbitrage strategies.

o Timothy J. Devlin, Vice President of the Adviser. Mr. Devlin is a portfolio manager in the Adviser's Structured Equity Group. Prior to joining J.P. Morgan in 1996, Mr. Devlin was with Mitchell Hutchins Asset Management where he managed risk-controlled equity portfolios including index, enhanced index and market neutral strategies.

o Joseph P. Gill, Vice President of the Adviser. Mr. Gill is a portfolio manager in the Adviser's Structured Equity Group. Prior to joining J.P. Morgan in 1996, Mr. Gill was a portfolio manager and client adviser at Bank of Tokyo - Mitsubishi Asset Management where he had direct investment and relationship responsibilities.

 YOUR INVESTMENT


Shareholder Information


         The separate accounts of MetLife are the record owner of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.


         However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

Dividends, Distributions and Taxes

Dividends and Distributions


         The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares of stock and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contracts prospectus accompanying this Prospectus for more information.

         All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.


Taxes


         Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

         The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

         Shares of the Portfolio are currently offered only to the separate accounts of MetLife . Separate accounts are insurance company separate accounts that fund policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the respective prospectuses for the Contracts.

         Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectuses for the Contracts.

         The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.


Report to Policyholders


         The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.


Sales and Purchases of Shares


         The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife . It could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees. Class A shares are sold to the separate accounts of MetLife only to fund Contracts that were offered by MetLife on or before April 30, 2001. This Prospectus offers Class A shares to fund these Contracts. The Trust's Class B shares and the Class A shares of certain of the Trust's other portfolios that are sold to qualified pension and profit-sharing plans are not offered by this Prospectus.


Purchase and Redemption of Shares


         MetLife Investors Distribution Company is the principal underwriter and distributor of the Contracts and of the Trust's Class A shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date.


         Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contracts, as described in the Contract prospectus.)

Right to Restrict Transfers


         Neither the Trust nor the Contracts are designed for professional market timing organizations, other entities, or individuals using programmed, large and/or frequent transfers. MetLife, in coordination with the Trust's Manager and Adviser, reserves the right to temporarily or permanently refuse exchange requests if, in its judgment, the Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Portfolio and therefore may be refused. Investors should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.


Valuation of Shares


         The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the Exchange is open.


         Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


         Except for money market instruments maturing in 60 days or less, securities held by the Portfolio are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Valuation Committee of the Trust's Board of Trustees. Money market instruments maturing in 60 days or less are valued on an amortized cost basis.

FINANCIAL HIGHLIGHTS


         The following financial highlights table is intended to help you understand the Portfolio's financial performance for its period of operation . Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information with respect to the Portfolio for the years or periods ended on or prior to December 31, 1999 has been audited by KPMG LLP, whose report, along with the Portfolio's financial statements, is included in the Annual Report of Cova Series Trust (the fund of which is the predecessor of the Portfolio), which is available upon request. The information for the six-month period ended June 30, 2000 is unaudited and is included in Cova Series Trust's Semi-Annual Report, which is available upon request.


J.P. Morgan Enhanced Index Portfolio*

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                             --------------------------------
                                           Six Months                                               For the period from May 1,
                                             Ended                                                    1996 (date of initial
                                         June 30, 2000                                                 public offering) to
                                          (Unaudited)                                                   December 31, 1996
                                          -----------                                                   -----------------
                                                              1999         1998          1997
                                                              ----         ----          ----

NET ASSET VALUE, BEGINNING OF PERIOD..
                                            $20.675         $18.115       $13.845      $11.112               $10.003
                                            -------         -------       -------      -------               -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................       0.055           0.105         0.098        0.113                 0.124
Net realized and unrealized gains
(losses)..............................      (0.507)          3.057         4.357        3.560                 1.304
                                            -------          -----         -----        -----                 -----
TOTAL FROM INVESTMENT OPERATIONS......

                                            (0.452)          3.162         4.455        3.673                 1.428
                                            -------          -----         -----        -----                 -----
DISTRIBUTIONS:
Dividends from net investment income...... (0.125)         (0.026)       (0.043)      (0.118)               (0.122)

Distributions from net realized gains..... (1.554)         (0.576)       (0.142)      (0.822)               (0.197)
                                            -------         -------       -------      -------               -------

TOTAL DISTRIBUTIONS.........................(1.679)         (0.602)       (0.185)      (0.940)               (0.319)
                                            -------         -------       -------      -------               -------
NET ASSET VALUE, END OF PERIOD........
                                            $18.544         $20.675       $18.115      $13.845               $11.112
                                            -------         -------       -------      -------               -------
TOTAL RETURN..........................      (2.15%)+         17.64%       32.31%        33.25%               14.35%+
                                            -------          ------       ------        ------               ------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (In
millions).............................       $276.3          $263.1       $103.8        $32.3                 $16.8
RATIOS TO AVERAGE NET ASSETS(1):

Expenses..............................      0.74%++          0.75%         0.75%        0.75%                0.75%++
Net investment income.................      0.71%++          0.75%         0.77%        0.99%                1.56%++
PORTFOLIO TURNOVER RATE...............
                                             30.1%+          63.2%         62.4%        59.5%                 35.5%+
(1)  If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to
Average Net Assets:                           N/A            0.76%         0.94%        1.08%                1.23%++
Ratio of Net Investment Income to
Average Net Assets:
                                              N/A            0.74%         0.58%        0.66%                1.08%++

*        On  February  12,  2001,  the  Portfolio  received,  through  a plan of
         reorganization,   all  of  the  assets  and  assumed   the   identified
         liabilities  of the Large  Cap Stock  Portfolio,  a  portfolio  of Cova
         Series  Trust,  that  followed  the same  investment  objective  as the
         Portfolio.  The  information  for  each of the  periods  is that of the predecessor Large Cap Stock Portfolio.

+        Non-annualized

++       Annualized

N/A      Not Applicable


FOR MORE INFORMATION


If you would like more information about the Portfolio, the following documents are available to you free upon request:


Annual/Semi-annual Reports


         Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.


Statement of Additional Information ("SAI")

         Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.


If you would like a copy of the current versions of these documents, or other information about the Portfolio, contact:


                           Met Investors Series Trust

                            610 Newport Center Drive

                                   Suite 1400

                         Newport Beach, California 92660

                                 1-800-848-3854


Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission (`SEC"):


oIn person Review and copy documents in the SEC's Public Reference Room in Washington, D.C. (for information call 202-942-8090).

oOn line Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

oBy mail Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                              SEC FILE # 811-10183